Corporate Presentation Nasdaq: ZNTL November 2023 Exhibit 99.2

2 Forward Looking Statements and Disclaimer Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding potential for azenosertib (ZN-c3) to be first-in-class and best-in-class; the franchise potential of azenosertib; the potential applicability of azenosertib to a broad array of tumor types, including in combination with molecularly targeted agents; the potential timing of filing our first New Drug Application for azenosertib; potential for azenosertib to have real impact for patients; our positioning to execute; our projected cash runway; our development approach for our product candidates; planned clinical trials for our product candidates, including our strategy with respect to azenosertib in platinum sensitive ovarian cancer; the potential that we are generating registrational data; the potential of azenosertib to address large unmet need across a broad array of tumor types; the potential for studies to be registrational; potential paths to registration; the potential and suitability of azenosertib to address tumors with high genomic instability; the opportunity for azenosertib in first-line maintenance in homologous repair proficient platinum sensitive ovarian cancer; the opportunity for a monotherapy approval of azenosertib in platinum resistant ovarian cancer; our strategy for azenosertib development, including in platinum sensitive ovarian cancer; the potential for azenosertib to provide prolonged benefit for the greatest number of ovarian cancer patients in the first-line maintenance setting; the potential for CCNE1 amplification and Cyclin E1 IHC as potential patient enrichment strategies; the opportunity to address unmet need in relapsed or refractory acute myeloid leukemia by combining azenosertib and ZN-d5; building the azenosertib franchise, including that the franchise opportunity for azenosertib more than doubles as it expands beyond gynecologic malignancies; the potential unmet need in a particular indication and/or patient population; potential for generating datasets with value-creating potential; potential for combinations including our product candidates and the potential benefits thereof; our potential positioning for success with the azenosertib franchise; the potential benefits of the designs of our product candidates; the target profiles and potential benefits of our product candidates and their mechanisms of action, including as a monotherapy and/or in combination; the market opportunities for and market potential of our product candidates, including the number of potential patients per year; the timing and content of our anticipated milestones, including the timing of initiation of clinical trials and disclosure of clinical data, as well as statements that include the words such as “anticipate,” “building,” “estimate,” “expect,” “may,” “milestone,” “opportunity,” “plan,” “positioned,” “potential,” “strategy,” “will” and similar statements of a future or forward-looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our plans, including the costs thereof, of development of any diagnostic tools; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; and significant costs as a result of operating as a public company. Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Zentalis’ product candidates are investigational drugs and have not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority.

3 First-in-class WEE1 Inhibitor with Broad Franchise Potential Abbreviations: PROC, platinum resistant ovarian cancer; USC, uterine serous carcinoma; ORR, objective response rate; NDA, New Drug Application; mPFS, median progression free survival Statements comparing azenosertib to other agents, not head-to-head comparisons Advancing Azenosertib • Clinical-stage asset generating potentially registrational data • Intermittent dosing allows for maximized efficacious exposures • Differentiated from and years ahead of other agents against this target in development Highly Specific Agent Targeting WEE1 • Monotherapy efficacy; 37% ORR and 6.5 month mPFS in heavily pretreated ovarian and USC • Excellent safety and tolerability profile compared to other commercially successful anti-cancer agents • Established dosing and efficacy in combination with multiple chemotherapeutic agents Real Impact for Patients • At least 2 gynecologic malignancies (PROC/USC) • Expanding to a broad array of tumor types in combination with molecularly targeted agents • More than 10 ongoing and planned trials • Potential first NDA in 2026 Blockbuster Opportunity • Deep oncology expertise • Industry-leading scientific and clinical advisors • Partnerships with Pfizer and GSK • Cash runway into 2026 Positioned to Execute

4 Building Azenosertib Franchise in Gynecologic Cancers and Beyond INDICATION TRIAL NAME + DEVELOPMENT APPROACH Phase 1 Phase 1b Phase 2 Phase 3 EXPECTED MILESTONES Azenosertib WEE1 Inhibitor GY N EC O LO G IC M AL IG N AN CI ES Platinum Sensitive Ovarian Cancer 1L maintenance setting Provide additional details 2H 2024 Platinum Resistant Ovarian Cancer DENALI (ZN-c3-005) Monotherapy Topline data anticipated 1H 2025 PARPi Resistant Ovarian Cancer MAMMOTH (ZN-c3-006) Azenosertib monotherapy, or with niraparib Topline data anticipated 2H 2024 Uterine Serous Carcinoma TETON (ZN-c3-004) Monotherapy, FDA Fast Track Designation Topline data anticipated 2H 2025 Platinum Resistant Ovarian Cancer ZN-c3-002 Azenosertib + multiple chemo backbones Data presented ASCO 2023 Solid Tumors ZN-c3-001 Monotherapy Final results anticipated 2H 2024 O TH ER T U M O R TY PE S Osteosarcoma ZN-c3-003 Azenosertib + gemcitabine Final results anticipated 1H 2024 BRAF Mutant Colorectal Cancer ZN-c3-016 Azenosertib + encorafenib and cetuximab Initial data anticipated 2H 2024 Pancreatic Cancer Azenosertib + gemcitabine Investigator initiated study Breast Cancer ZAP-IT Azenosertib + carboplatin + pembrolizumab Investigator initiated study ZN-d5 BCL-2 Inhibitor Acute Myeloid Leukemia ZN-d5-004C ZN-d5 + azenosertib Initial data anticipated 2H 2024

5 New therapeutic strategies are needed Ovarian Cancer is the Leading Cause of Death Across Gynecologic Cancers and Remains a Significant Unmet Need 47,451 Newly Diagnosed Annually1 32,018 Deaths Annually1 1 American Cancer Society Ovarian Cancer Key Statistics 2023, ECIS and SEER 2023; 2 Figures represent Company estimates of U.S. patients in 2023 with conditions covered by the Company’s targeted indications and are dependent upon regulatory approvals; Source: IQVIA, DRG Clarivate, Kantar Health; 3 NCI Int J Gynaecol Obstet. 2021 Oct; 155(Suppl 1): 61–85. Abbreviation: 1L, first line • Approximately 80% of women with advanced stage disease who respond to first-line chemotherapy will relapse3 • Single agent chemotherapy response for heavily pretreated platinum resistant/refractory ovarian cancer is 10-15%3 US/EU5 OVARIAN CANCER PATIENTS1 US/EU5 DRUG TREATABLE PATIENTS2 52,265 1L Maintenance Platinum Sensitive 42,891 Platinum Resistant Ovarian Cancer

6 Uterine Serous Carcinoma Comprises 10% of Endometrial Cancer But is the Subgroup with the Highest Mortality 1 Monk B, et al. Gynecologic Oncology 2022;164:325-332; 2 Ferriss JS, et al. International Journal of Gynecologic Cancer 2021;31:1165-1174; 3 American Cancer Society Ovarian Cancer Key Statistics 2023 ECIS and SEER 2023; 4 Figures represent Company estimates of U.S. patients with conditions covered by the Company’s targeted indications and are dependent upon regulatory approvals; Source: IQVIA, DRG Clarivate, Kantar Health Uterine Serous Carcinoma Represents High Unmet Medical Need 113,070 PATIENTS3 USC Patients • Uterine serous carcinoma (USC), a subtype of endometrial cancer, represents approximately 10% of all endometrial cases1 • USC accounts for nearly 40% of all endometrial cancer-related deaths1 • Chemotherapy resistant with single agent chemotherapy response rate of ~15% in heavily pretreated patients2 2023 US/EU5 DRUG TREATABLE4 Treatable Patients in the US/EU5 Annually 10% 40% 24,584 DEATHS3 in the US/EU5 Annually 4,103 DIAGNOSED CASES OF ENDOMETRIAL CANCER – ALL STAGES TOTAL DEATHS FROM ENDOMETRIAL CANCER Uterine Serous Carcinoma

7 2023 2024 2025 2026 Multiple Tumor Types (Includes Ovarian and Uterine Serous Carcinoma) Platinum Resistant Ovarian Cancer Platinum Sensitive Ovarian Cancer Uterine Serous Carcinoma Abbreviations: 1H, first half; 2H, second half Clinical Programs Position Zentalis for Multiple Datasets with Value-creating Potential TODAY DENALI (ZN-c3-005): Azenosertib monotherapy MAMMOTH (ZN-c3-006): PARPi-resistant Azenosertib monotherapy ZN-c3-001: Dose Escalation/Expansion Azenosertib monotherapy First-Line Maintenance Azenosertib TETON (ZN-c3-004): Azenosertib monotherapy TOPLINE DATA 1H 2025 TOPLINE DATA 2H 2024 TOPLINE DATA 2H 2025 FINAL RESULTS 2H 2024

8 azenosertib WEE1 CDK2/Cyclin E Cell death S G2 M G1 1 Ghelli Luserna di Rorà A, et al. J Hematol Oncol 2020;13:126; 2 Elbæk CR, et al. Cell Rep 2022 Azenosertib’s Mechanism of Action Causes Accumulation of DNA Damage Leading to Cancer Cell Death CDK1/ Cyclin A • Azenosertib dephosphorylates CDK1 and CDK2 which abrogates G1-S and G2-M cell cycle checkpoints, accelerating cell cycling1 • Acceleration of cell cycling does not allow for adequate DNA repair1,2 • DNA damage increases and accumulates1,2 • Cancer cell undergoes mitotic catastrophe1,2 azenosertib WEE1 CDK2/Cyclin E Cell death S G2 M G1 Clinically active as a single agent in tumors with high genomic instability, such as ovarian and uterine serous carcinoma

9 ‘Drug treatable’ estimates from DRG Clarivate. For ‘Other Cyclin E1+ tumors’ used incidence reported by SEER and ECIS. HRD Post PARPi tumor types: Prostate, Pancreas and Breast; Other Cyclin E1+ Tumor Types include bladder, stomach, esophageal, lung, and breast cancer Abbreviations: PROC, platinum resistant ovarian cancer; 2L, second line USC, uterine serous carcinoma; PSOC, platinum sensitive ovarian cancer; HRD, homologous recombination repair deficient; PARPi, poly-ADP ribose polymerase inhibitor; BRAFm CRC, BRAF V600E mutant colorectal cancer; R/R AML, relapsed or refractory acute myeloid leukemia Azenosertib Treatable Patient Population More Than Doubles as Franchise Expands to Non-Gynecologic Malignancies Po te nt ia l U S + EU 5 Pa tie nt s P er Y ea r ( 20 23 E st im at es ) Gynecologic Malignancies Non-gynecologic Malignancies 43,000 47,000 67,900 87,200 114,100 Monotherapy PROC 2L USC PSOC Maintenance HRD Post PARPi 166,000 Combination BRAFm CRC R/R AML Other Cyclin E1+ Tumors (w/ chemotherapy) 102,200

Azenosertib Monotherapy Updated Results Monotherapy Anti-tumor Activity in Gynecologic Malignancies with Favorable Safety and Tolerability Profile

11 Established monotherapy RP2D of 400 mg 5:2 Median follow up has increased by nearly 5 months and mPFS has increased to 6.5 months 37% Objective Response Rate using intermittent dosing in ovarian and USC patients Maintained excellent safety and tolerability with intermittent dosing CORPORATE CALL June 6, 2023 Strong Safety and Tolerability of Azenosertib Monotherapy Abbreviations: USC, uterine serous carcinoma; RP2D: recommended Phase 2 dose; 5:2 refers to administration schedule of five days on therapy and two days off; mPFS, median progression free survival Longer Follow Up Improves Duration of Benefit Doubled steady state drug exposure compared to continuous dosing UPDATED DATA Nov 6, 2023 Monotherapy, ZN-c3-001

12 Intermittent Monotherapy Patient Population Was Heavily Pretreated and Treatment Refractory USC and HGSOC subjects who received at least one dose of azenosertib with intermittent dosing schedule, have baseline measurable disease by RECIST 1.1, and at least one post-baseline scan. *Platinum Resistant: For USC patients, received prior platinum therapy. For HGSOC patients, progression within 90-180 days of prior dose of a platinum-based regimen in any line of therapy. **Platinum Refractory: Progression within 90 days of prior dose of a platinum-based regimen in any line. Progression date based on progression date if available or start date of next therapy. Abbreviations: USC, uterine serous carcinoma; HGSOC, high grade serous ovarian cancer; PARP, poly-ADP ribose polymerase; VEGF, vascular endothelial growth factor; PD-1/PD-L1, programmed cell death protein 1/programmed death ligand 1. USC HGSOC N=6 N=13 Prior Lines of Treatment Median (Range) 3.5 (1-6) 6 (2-11) Platinum Resistant* (N, %) 5 (83.3) 5 (38.5) Platinum Refractory** (N, %) NA 8 (61.5) Prior Therapies (N, %) Prior PARP Inhibitor 1 (16.7) 10 (76.9) Prior Experimental Agents 0 (0.0) 5 (38.5) Prior VEGF Inhibitor 5 (83.3) 11 (84.6) Prior Anti-PD-1/PD-L1 6 (100) 1 (7.7) Monotherapy, ZN-c3-001

13Subjects who received at least one dose of azenosertib with intermittent dosing schedule, have baseline measurable disease by RECIST 1.1, and at least one post-baseline scan. Abbreviations: +, patients remain on therapy at the time of data cut-off; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; ORR, objective response rate Monotherapy Azenosertib Results in a 37% Confirmed Response Rate In Both Platinum Resistant Ovarian Cancer and Uterine Serous Carcinoma -100 -80 -60 -40 -20 0 20 40 Be st P er ce nt C ha ng e fr om B as el in e in S um o f D ia m et er (% ) Patients Best Overall Response CR/PR SD PD ORR = 36.8% PR PD + + + Data cut-off: October 25, 2023 Monotherapy, ZN-c3-001

14 Monotherapy Azenosertib Has Meaningful and Durable Benefit to Platinum Resistant Ovarian Cancer/USC Patients * Subjects who received at least one dose of azenosertib with intermittent dosing schedule, have baseline measurable disease by RECIST 1.1, and at least one post-baseline scan. Abbreviations: USC, uterine serous carcinoma; mPFS, median progression free survival; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease Platinum Refractory: Progression within 90 days of last dose of a platinum-based regimen in any line. 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Treatment Duration (months) Median follow up of 9.2 months, compared to 4.4 months as of June 2 mPFS of 6.5 months Best Overall Response CR/PR SD PD Platinum Refractory Data cut-off: October 25, 2023 R RR R R R R R R R mPFS Monotherapy, ZN-c3-001

15 ALL GRADES GRADE 3/4 Fatigue 18 (39.1) 5 (10.9) Hematologic Anemia 11 (23.9) 5 (10.9) Thrombocytopenia 9 (19.6) 4 (8.7) Neutropenia 9 (19.6) 7 (15.2) ALL GRADES GRADE 3/4 Gastrointestinal Nausea 20 (43.5) 2 (4.3) Diarrhea 22 (47.8) 4 (8.7) Vomiting 8 (17.4) 1 (2.2) Decreased appetite 4 (8.7) 1 (2.2) Dehydration 5 (10.9) 0 Azenosertib Monotherapy Continues to Demonstrate Excellent Safety Profile with Additional Patients Across Tumor Types* *Safety Evaluable Population (All tumor types; n=46) as of Sept 27, 2023 versus n=27 reported on June 6, 2023 corporate call: Received at least one dose of drug; Intermittent 350 5:2 and 400 5:2; Treatment Related AEs > 10% for entire trial and treatment related AEs of interest. Abbreviations: AE, adverse event; 5:2, 5-days of treatment followed by 2-days off treatment Data cut-off: September 27, 2023 Treatment Related AEs, n (%) No cases of febrile neutropenia or sepsis Monotherapy, ZN-c3-001

16 24% 35% 0% 28% 52% 12% 20% 39% 11% 54% 72% 5% 51% 50% 15% 0% 10% 20% 30% 40% 50% 60% 70% 80% Reductions Interruptions Discontinuations Azenosertib is Well Tolerated with Similar or Better Tolerability Compared to Other Gynecologic Malignancy Therapies Safety Evaluable Population (All tumor types; n=46): Received at least one dose of drug; Intermittent 350 5:2 and 400 5:2; Not head-to-head comparisons; *Discontinuations due to treatment related adverse events 1 Poveda A, et al. Lancet Oncol 2021;22:620-631; 2 Moore K, et al. J Clin Oncol 2023;41:abstr LBA5507; 3 Westin S, et al. J Clin Oncol 2021 39:15_suppl, 5505; 4 Liu JF, et al. Society of Gynecologic Oncology Annual Meeting on Women’s Cancer; March 25-28; Tampa, Florida. Abstract 219 No azenosertib discontinuations Azenosertib Olaparib1 Mirvetuximab2 Adavosertib – Ovarian Cancer3 Adavosertib – Uterine Serous Cancer4 0 * Monotherapy, ZN-c3-001

17 Data Supports Ongoing Azenosertib Monotherapy Potentially Registrational Studies in Ovarian Cancer and Uterine Serous Carcinoma Monotherapy Conclusions EXCELLENT TOLERABILITY & SAFETY MONOTHERAPY EFFICACY 37% confirmed ORR IMPROVED mPFS of 6.5 MONTHS Supports differentiation from other clinical WEE1 inhibitors DEFINITIVE DATA With longer follow-up Abbreviations: ORR, objective response rate; mPFS, median progression free survival; Comparisons to other agents are not head-to-head. Consistent or better than other available agents Monotherapy, ZN-c3-001

Multiple Ongoing Phase 2 Trials of Azenosertib Potential Paths to Registration in Ovarian Cancer and Uterine Serous Carcinoma

19 Platinum Resistant Ovarian Cancer: High Unmet Need Provides Opportunity for Monotherapy Approval 1 Figures represent Company estimates of U.S. and EU5 patients with conditions covered by the Company’s targeted indications; Source: IQVIA, DRG Clarivate; 2 Matulonis U. JCO 2023 41:13:2436-2445; Abbreviations: BRCAm, BRCA mutant; HRD, homologous-recombination repair deficient; HRP, homologous-recombination repair proficient; PFI, platinum-free interval Platinum Resistant Single Agent Chemotherapy or Mirvetuximab (~35% pts)2 42,981 Treatable Patients1 US/EU5 Unmet Need Untreated Stage III/IV Ovarian Cancer Carboplatin + Paclitaxel First Line Maintenance PARP Inhibitor or Bevacizumab + Olaparib Bevacizumab BRCAm/HRD HRP PFI<6m Ovarian Cancer Second Line Therapy First Line Therapy Combination Chemotherapy Platinum Doublet PFI>6m PFI<6m

20 Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, Duration of Response; 1H, first half DENALI (ZN-c3-005): Prospective Evaluation of CCNE1 Amplification and Cyclin E1+ in Platinum Resistant High-Grade Serous Ovarian Cancer Endpoints Cohort 2B (N=80) CCNE1 Non-Amplified & Cyclin E1+ Cohort 2C (N=40) CCNE1 Non-Amplified & Cyclin E1- Cohort 2A (N=60) CCNE1 Amplified NCT05128825 Cohort 1 (N=30) No Biomarker Eligibility Requirements Azenosertib 400 mg QD 5:2 Key Eligibility: 1-5 prior lines of therapy in Cohort 1 (1-4 prior lines in Cohort 2) CURRENTLY ACCRUING ORR DOR Topline data 1H 2025 Ovarian Cancer

21 Abbreviations: PARP, poly-ADP ribose polymerase; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate DOR, duration of response; PFS, progression free survival; 2H, second half MAMMOTH (ZN-c3-006): Phase 1/2 Study of Azenosertib in Combination with Niraparib or Alternating with Niraparib or as a Monotherapy in Patients with PARP-Resistant High-Grade Epithelial Ovarian Cancer Endpoints Azenosertib + niraparib Alternating schedule Azenosertib monotherapy 400 mg QD 5:2 Azenosertib + niraparib Concurrent schedule NCT05198804 Enrollment (N=138) Key Eligibility: 1-5 prior lines of therapy; platinum-resistant, progressed while receiving an approved PARP inhibitor PFS Safety and Tolerability ORR, DOR CURRENTLY ACCRUING Topline data 2H 2024 Ovarian Cancer

221 Figures represent Company estimates of U.S. patients with conditions covered by the Company’s targeted indications and are dependent upon regulatory approvals; Source: IQVIA, DRG Clarivate, Kantar Health; Abbreviations: 2L+, second line maintenance plus; USC, uterine serous carcinoma; 1L, first line New Treatment Options Needed in 2L+ Uterine Serous Carcinoma Stage IV or Recurrent USC 2L+ Single-Agent Chemotherapy 4,103 Treatable Patients1 US/EU5 Unmet Need 1L Carboplatin + Paclitaxel + Pembrolizumab/Dostarlimab Uterine Serous Carcinoma

23 CURRENTLY ACCRUING - FDA Fast Track Designation Abbreviations: 2L, two lines; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, duration of response; 2H, second half; The FDA granted Fast Track designation in November 2021 to azenosertib in patients with advanced or metastatic USC who have received at least one prior platinum-based chemotherapy regimen for management of advanced or metastatic disease. TETON (ZN-c3-004): Azenosertib Monotherapy in Women with ≥2L Advanced Uterine Serous Carcinoma NCT04814108 Key Eligibility: ≥1 prior platinum-based chemotherapy regimen; prior anti-PD(L)1 Endpoints Patients (N=130) Azenosertib 400 mg QD 5:2 DOR Safety and Tolerability ORR Topline data 2H 2025 Uterine Serous Carcinoma

Azenosertib in Platinum Sensitive Ovarian Cancer Revised Strategy 1L Maintenance Opportunity to Provide Prolonged Benefit for a Larger Number of Patients

25 PFI<6m Second Line Therapy Combination Chemotherapy Platinum Doublet PFI>6m PFI<6m Platinum Resistant Single Agent Chemotherapy or Mirvetuximab (~35% pts)3 Opportunity for Azenosertib in First Line Maintenance in Homologous Repair Proficient (HRP) Platinum Sensitive Ovarian Cancer 1 Ray-Coquard I. N Engl J Med 2019; December 2019 381:2416-2428; 2 Figures represent Company estimates of U.S. and EU5 patients with conditions covered by the Company’s targeted indications; Source: IQVIA, DRG Clarivate; 3 Matulonis U. JCO 2023 41:13:2436-2445; Abbreviations: BRCAm, BRCA mutant; HRD, homologous-recombination repair deficient; HRP, homologous-recombination repair proficient; PFI, platinum-free interval Untreated Stage III/IV Ovarian Cancer Carboplatin + Paclitaxel First Line Maintenance PARP Inhibitor or Bevacizumab + Olaparib Bevacizumab BRCAm/HRD HRP Ovarian Cancer First Line Therapy 20,905 Treatable Patients2 US/EU5 ~40% patients are HRP/not eligible for maintenance PARP1 Unmet Need Platinum Sensitive

26 Potential for Azenosertib to Impact the Greatest Number of Ovarian Cancer Patients in the 1L Maintenance Setting 1 Figures represent Company estimates of U.S. and EU5 patients with conditions covered by the Company’s targeted indications; Source: IQVIA, DRG Clarivate Kantar and DRG; 2 Ray-Coquard I., N Engl J Med 2019; December 2019 381:2416-2428; Abbreviations: 1L, first line treatment; 2L, second line treatment; HRP, homologous-recombination repair proficient; PARPi, poly-ADP ribose polymerase inhibitor 2x many patients receive 1L maintenance treatment compared to 2L treatment1 as are HRP2 and not eligible to receive a PARPi 1L maintenance patients 40% of for a new 1L maintenance oral therapy for patients with HRP/unknown tumors presents an opportunity Evolving labels and prescribing practice for PARPi Oral non-chemotherapy agent Clear global regulatory pathways Azenosertib uniquely positioned for success in maintenance setting Ovarian Cancer

27 Additional trial details in 2H 2024 Azenosertib as 1L Maintenance Therapy in Platinum Sensitive Ovarian Cancer Patients Professor Alexandra Leary, MD, PhD Deputy Chair of Medical Oncology, Institut de Cancérologie Gustave Roussy, France GINECO and ENGOT Investigator “Zentalis’ frontline maintenance study of WEE1 inhibition could be practice changing for our patients with poor prognosis ovarian cancer” Professor Premal Thaker, MD, MS Distinguished Chair of Obstetrics and Gynecology Washington University School of Medicine in St. Louis GOG Investigator “Advancing azenosertib into the first-line HRP maintenance setting has the potential to reach the largest number of patients with ovarian cancer” Ovarian Cancer

Azenosertib Combination with Chemotherapy Clinical Data Shows Strong Efficacy and Favorable Safety Profile in Platinum Resistant Ovarian Cancer

29 Azenosertib + Paclitaxel Azenosertib + Gemcitabine Azenosertib + PLD Azenosertib + Carboplatin Liu JF, et al. Journal of Clinical Oncology 41, no. 16_suppl (June 01, 2023) 5513-5513; Abbreviations: CRM, continuous reassessment model; QD, once daily; D, day; AUC, area under the curve; PLD, pegylated liposomal doxorubicin; MTD, maximum tolerated dose; RP2D, recommended Phase 2 dose; ORR, objective response rate; DOR, duration of response; PFS, progression-free survival ZN-c3-002: Phase 1b Combination Study in Platinum Resistant Ovarian Cancer Cohort assignment by availability and investigator preference Paclitaxel: 80 mg/m2 on D1, D8, D15 (28-day cycles) Objectives Gemcitabine: D1, D8 (21-day cycles) Carboplatin: AUC 5 mg/mL*min on D1 (21-day cycles) PLD: 40 mg/m2 D1 (28-day cycles) Dose Finding guided by a CRM Key Eligibility: Platinum-resistant/refractory; Up to 3 prior lines of chemotherapy Primary: Safety and Tolerability MTD and/or RP2D Key Secondary: Clinical Activity (Endpoints: ORR, DOR, PFS, CA 125) NCT04516447 Chemo Combo, ZN-c3-002

30 *Response-evaluable subjects are treated subjects with baseline measurable disease per RECIST version 1.1 and at least one post-baseline assessment. All objective responses were confirmed per RECIST v 1.1. Data include patients on all schedules of azenosertib plus chemotherapy. Liu JF, et al. Journal of Clinical Oncology 41, no. 16_suppl (June 01, 2023) 5513-5513; Abbreviations: PLD, pegylated liposomal doxorubicin; ORR, objective response rate; DOR, duration of response; CI, confidence interval; NE, not estimable; CR, complete response; PR, partial response; SD, stable disease; PFS, progression-free survival; RECIST, response evaluation criteria in solid tumors Encouraging Efficacy and Durability with Azenosertib* in Combination with Chemotherapy in Platinum Resistant Ovarian Cancer Endpoint Azenosertib + Paclitaxel (N=26) Azenosertib + Carboplatin (N=36) Azenosertib + Gemcitabine (N=18) Azenosertib + PLD (N=35) Total (N=115) Response-Evaluable* (N) 22 28 13 31 94 ORR (confirmed), N (%) 11 (50.0) 10 (35.7) 5 (38.5) 6 (19.4) 32 (34.0) Median DOR (95% CI) in months 5.6 (3.8-NE) 11.4 (8.3-NE) 6.2 (NE) 7.3 (1.5-NE) 8.3 (5.6-12.4) Clinical Benefit Rate (CR + PR + SD for ≥ 16 weeks), N (%) 18 (81.8) 16 (57.1) 6 (46.2) 24 (77.4) 64 (68.1) Median PFS (95% CI) in months 7.4 (5.5-NE) 10.4 (3.3-14.5) 8.3 (3.3-NE) 6.3 (3.7-11.0) 9.0 (5.8-13.7) Chemo Combo, ZN-c3-002

31*All doses were at or below MTD and were intermittent; **A MTD for gemcitabine + azenosertib has not been determined, further dose cohorts are ongoing. Liu JF, et al. Journal of Clinical Oncology 41, no. 16_suppl (June 01, 2023) 5513-5513; Abbreviations: MTD, maximum tolerated dose; PLD, pegylated liposomal doxorubicin Azenosertib* in Combination with Chemotherapy Demonstrates Favorable Safety Profile Treatment-Related Adverse Event ≥20% N (%) Azenosertib + Paclitaxel (N=19) Azenosertib + Carboplatin (N=14) Azenosertib + Carboplatin (N=8) Azenosertib + Gemcitabine (N=10) Azenosertib + PLD (N=8) Total (N=59) All Doses* All Doses Doses ≤ MTD All Doses** All Doses* Grade All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 Hematologic Neutropenia 11 (57.9) 5 (26.3) 7 (50.0) 1 (7.1) 4 (50.0) 0 7 (70.0) 4 (40.0) 3 (37.5) 3 (37.5) 28 (54.9) 13 (25.5) Thrombo- cytopenia 4 (21.1) 0 9 (64.3) 5 (35.7) 4 (50.0) 2 (25.0) 8 (80.0) 6 (60.0)* 3 (37.5) 3 (37.5) 24 (47.1) 14 (27.5) Anemia 8 (42.1) 1 (5.3) 10 (71.4) 4 (28.6) 4 (50.0) 1 (12.5) 5 (50.0) 2 (20.0) 2 (25.0) 1 (12.5) 25 (49.0) 8 (15.7) Gastro- intestinal Nausea 7 (36.8) 1 (5.3) 6 (42.9) 0 3 (37.5) 0 5 (50.0) 0 4 (50.0) 1 (12.5) 22 (43.1) 2 (3.9) Vomiting 2 (10.5) 1 (5.3) 2 (14.3) 0 2 (25.0) 0 1 (10.0) 0 4 (50.0) 1 (12.5) 9 (17.6) 2 (3.9) Diarrhea 6 (31.6) 1 (5.3) 5 (35.7) 0 3 (37.5) 0 6 (60.0) 0 2 (25.0) 0 19 (37.3) 1 (2.0) Other Fatigue 8 (42.1) 2 (10.5) 5 (35.7) 1 (7.1) 4 (50.0) 0 6 (60.0) 2 (20.0) 2 (25.0) 0 21 (41.2) 5 (9.8) Chemo Combo, ZN-c3-002

32Liu JF, et al. Journal of Clinical Oncology 41, no. 16_suppl (June 01, 2023) 5513-5513; Abbreviations: SOC, standard of care; PLD, pegylated liposomal doxorubicin Addition of Azenosertib to Single Agent Chemotherapy Increases Response Rates and Durability of Response in Ovarian Cancer Compared to Chemotherapy Alone Overall tolerability of paclitaxel and carboplatin combinations compares favorably to SOC chemotherapy doublets paclitaxel-carboplatin or PLD-carboplatin Superior durability in carboplatin combination with 10.4-month Progression Free Survival and 36% Objective Response Rate 50% Objective Response Rate with 7.4-month Progression Free Survival in paclitaxel combination50% Chemo Combo, ZN-c3-002 Cyclin E1+ status associated with superior Objective Response Rate and longer Progression Free Survival across response-evaluable patient population

Targeting Tumors with High Genomic Instability Using Azenosertib

34 CDK2/Cyclin E S G1 1 Fagundes R, et al. Front Cell Dev Biol. 2021; 2 Stewart MD, Oncologist. 2022; 3 Zhang, J, et al. Genes 2016; Abbreviations: BRAF, V-Raf Murine Sarcoma Viral Oncogene Homolog B; KRAS, Kirsten rat sarcoma viral oncogene homolog Multiple Mechanisms Leading to Genomic Instability Enhance Sensitivity to Azenosertib High Genomic Instability1 Can be Caused By: Cyclin E1+ Activation • Activation of Cyclin E1/CDK2 increases cell proliferation, resulting in higher replication stress and contributing to genomic instability Tumors with Oncogenic Driver Mutations2 • Driver mutations, such as BRAF or KRAS, accelerate G1/S cell cycle transition, inducing DNA replication stress, leading to DNA damage and genomic instability Homologous Recombination Deficient Tumors3 • Genomic instability results from inability to repair double stranded DNA breaks Cyclin E1+ Activation Oncogenic Driver Mutations (BRAF, KRAS) Homologous Recombination Deficient Tumors Increased Replication Stress Mitotic Catastrophe CELL DEATH Adding azenosertib further increases replication stress and DNA damage

35 1 Etemadmoghadam D, et al. Proc Natl Acad Sci U S A. 2013; 2 Zhao H, et al. J Cancer. 2018; 3 Ma, et al. Cancer Res 2023 83 (7_Supplement): 2153; 4 Kok, YP et al. Oncogenesis 9, 88 2020 Tumors with CCNE1 Amplification or Cyclin E1 Positivity are Highly Sensitive to Azenosertib • CCNE1 gene amplification is a common oncogenic driver in many solid tumors, including high grade serous ovarian carcinomas1 • Both CCNE1 gene amplification and protein expression have been associated with chemotherapy resistance and poor patient outcomes2 • Cyclin E1 overexpression, which can also occur in the absence of CCNE1 gene amplification, increases CDK2 activity and accelerates G1/S transition3, 4 • Cyclin E1 overexpression results in replication stress and renders cells more dependent on the WEE1 G2/M cell cycle checkpoint3, 4 Azenosertib Treated Cyclin E1high Cancer Cell Cyclin E1

36 1800 1500 12009 00 600 300 0 0 4 8 12 16 20 24 28 • Azenosertib treatment results in 88% Tumor Growth Inhibition (TGI) in xenografted Cyclin E1 positive OVCAR3 tumors Ma, et al. Cancer Res (2023) 83 (7_Supplement): 2153; Abbreviations: PO, orally; QD, daily Azenosertib Results in Higher Levels of DNA Damage and Tumor Growth Inhibition in Cyclin E1 Positive Tumors • OVCAR3 tumors (Cyclin E1 positive) have higher baseline levels of DNA damage than SKOV3 tumors (Cyclin E1 low) • Azenosertib treatment further increases DNA damage Cyclin E1 low Cyclin E1 positive SKOv3 OVCAR3 DN A Da m ag e (γ H2 AX le ve l) Vehicle Azenosertib 1000 800 600 400 200 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) Vehicle, PO, QD x 28 Azenosertib 80 mg/kg, PO, QD x 28 Cyclin E1

37 1 Etemadmoghadam D., et al. Proc Natl Acad Sci USA 2013; 2 Yao, S., et al. Sci Rep 12, 8701 2022 Cyclin E1 Amplification Particularly Prevalent in Gynecologic Malignancies But Occurs in Many Other Tumor Types TCGA Pan Cancer Analysis (6547 samples)1 Frequency of CCNE1 Amplification Across Tumor Types2 0 5 10 15 20 25 Frequency of Amplification (%) Ovarian Serous Bladder Urothelial Stomach Adenocarcinoma Uterine Corpus Endometrioid Lung Squamous Cell All Lung Cancers All Epithelial Cancers Breast Invasive Lung Adenocarcinoma Colorectal Colon Adenocarcinoma Glioblastoma Multiforme 21% 20% 11% 8% 6% 6% 6% 5% 3% 3% 3% 3% 3% 2% Ovarian Cancer Gastric/Stomach Breast Cholangiocarcinoma/Gall Bladder Endometrial/Uterine Lung Other Pancreatic Cervical Colorectal Sarcoma Prostate Fallopian Tube Carcinoma Bladder Cyclin E1

38 1 Shariat SF, et al. Human Path. 2006; 2 Matsushita R, et al. British J Cancer 2015; 3 Lotan Y, et al. Euro Assoc Urology 2013; 4 Stronach E, et al. Mol Cancer Res 2018; 5 Pils D, et al. Euro J Cancer 2014; 6 Petersen S, et al. Gynecol Oncol 2020; 7 Nakayama N, et al. Cancer 2010; 8 Kang E, et al. Cancer 2023; 9 Chan A, et al. J Path: Clin Res 2020; 10 Ayhan A, et al. Mod Path 2017; 11 Zhou Z, et al. BMC Gastroenterology 2014; 12 Nakayama K J Oncol. 2016; 13 Sieuwerts AM, et al. Clin Cancer Res 2006; 14 Lundgren C, et al. Acta Oncologica 2015; 15 Luhtala S, et al. Tumor Biol 2016; 16 Jansen MP, et al. Breast Cancer Res Treat 2012; 17 Desmedt C, et al. Int J Cancer 2006; 18. Chappuis PO, et al. Annals of Oncology 2005 Abbreviations: RFS, recurrence free survival, CSS; cancer specific survival, OS; overall survival; PFS, progression free survival; DMFS; distant metastasis free survival CCNE1 Amplified and/or Cyclin E1+ Cancers Have a Worse Outcome Across Multiple Tumor Types N 100 500 1000 3000 Hazard Ratio WORSE OUTCOME CCNE1 Alteration Type Amplification Amplification + Overexpression Overexpression RFS1 CSS1 OS2 RFS3 CSS3 PFS4 OS4 OS5 PFS6 OS6 OS7 OS8 OS9 OS10 OS11 PFS12 OS12 OS12 OS13 DMFS13 DMFS14 CSS14 RFS15 PFS16 RFS17 CSS18 Urothelial Cancer Ovarian Cancer Breast Cancer Esophageal Cancer Endometrial Cancer Cyclin E1

391 Stronach, et al. Mol Cancer Res 2018;16:1103-11; 2 Pils, et al. Eur J Cancer 2014;50:99-110; 3 Peterson, et al. Gynecol Oncol 2020;157:405-10; 3 Nakayama, et al. Cancer 2010;116:2621-34; 5 Kang, et al. Cancer 2023;129:697-713; 6 Chan, et al. J Pathol Clin Res 2020;6:252-62; *Timing of tissue collection was not disclosed. Abbreviations: PFS: progression free survival, OS; overall survival Ovarian Cancer Patients with CCNE1 Amplified and/or Cyclin E1+ Cancers Have a Worse Outcome Following Platinum-Based Chemotherapy Treatment Independent of Platinum-Sensitivity Status 6 Studies; n=5,404 • 4 studies where timing of tissue collection was available- all were platinum sensitive tissue collected after ≤ 1 course of chemotherapy; 3,533/5,404 (65%) • Other 2 studies did not disclose timing of tissue collection 1 2 4 53 PFS1 OS1 OS2 PFS3 OS3 OS4 OS5 OS6 Hazard Ratio WORSE OUTCOME CCNE1 Alteration Type Amplification Amplification + Overexpression N 100 500 1000 Cyclin E1

40 *H-scores calculated by multiplying the percentage of cells (0 to 100%) with intensity of Cyclin E1 expression (0 to 3). Harismendy, et al. Presented at the AACR Special Conference in Cancer Research: Ovarian Cancer. October 5 - 7, 2023 - Boston, MA; Abbreviations: HGSOC, high-grade serous ovarian cancer; IHC, immunohistochemistry; NGS, next generation sequencing Analysis of Zentalis Clinical Trial Samples Confirms Cyclin E1 Protein Expression is High in the Majority of Ovarian Cancers • HGSOC samples from an ongoing azenosertib clinical trial (ZN-c3-002, N=111) as well as 56 procured samples • Cyclin E1 H-scores* were determined using a validated IHC assay and CCNE1 amplification status was determined by tissue-based NGS • Cyclin E1 IHC positivity is prevalent and occurs in tumors both with and without CCNE1 amplification Cyclin E1+ by IHC Cyclin E1- by IHC Subjects Cy cl in E 1 H- Sc or e 300 200 100 0 CCNE1 Status Amplified Not Amplified Not Evaluated for Amplification Cyclin E1

41H-scores calculated by multiplying the percentage of cells (0 to 100%) with intensity of Cyclin E1 expression (0 to 3); Liu JF., et al. Journal of Clinical Oncology 41, no. 16_suppl (June 01, 2023) 5513-5513; Abbreviations: CI, confidence interval; PFS, progression free survival Progression Free Survival Triples in Patients with Cyclin E1+ Tumors Compared to Cyclin E1- Tumors in Azenosertib Chemotherapy Combinations (ZN-c3-002) 0 0.0 0.2 0.4 0.6 0.8 1.0 5 10 15 20 25 Pr og re ss io n- Fr ee S ur vi va l P ro ba bi lit y Time (months) Patients at Risk 78 12 36 2 12 1 4 1 1 0 H-Score > 50 H-Score ≤ 50 (N=12) (N=78) Median PFS (months) 3.25 9.86 Hazard Ratio (95% CI) 0.37 (0.18 – 0.79) Log-rank p-value 0.0078 H-Score ≤ 50 H-Score > 50 Cyclin E1

42 1600 1200 800 400 0 0 10 20 30 Zentalis data on file; Abbreviations: PARP, poly-ADP ribose polymperase; HRD, homologous recombination repair deficient; PARPi, PARP inhibitor; CDX, cell line derived xenograft; PDX, patient derived xenograft; TNBC, triple-negative breast cancer Monotherapy Azenosertib +/- PARP Inhibitor Combinations are Active in HRD Tumors, Including Models with Acquired PARP Resistance TNBC ModelPDX TNBC Model (HBCx-10; BRCA2mt)CDX Model PARPi Resistant Model (MDA-MB-436; BRCA1mt) HRD Tu m or V ol um e (m m 3 ) Days Post Treatment Initiation 1500 1250 1000 750 500 250 0 0 5 10 15 20 25 30 35 40 45 50 55 Vehicle Olaparib 50 mg/kg, QD x 51 Azenosertib 80 mg/kg, QD x 51 Azenosertib 80 mg/kg + Olaparib 50 mg/kg Vehicle Olaparib Azenosertib Azenosertib + Olaparib Tu m or V ol um e (m m 3 ) Days Post Treatment Vehicle Azenosertib 60 mg/kg, 5 on/2 off Niraparib 35 mg/kg, 5 on/2 off Azenosertib 60 mg/kg + Niraparib 35 mg/kg 5 on/2 off

43 • Oncogene-induced replication stress in mutationally driven cancers leads to DNA damage and genomic instability1 • Azenosertib further increases replication stress and DNA damage, providing mechanistic basis for synergy with EGFR/BRAF inhibition • Addition of azenosertib to the BEACON regimen is well tolerated and provides superior efficacy in an in vivo model of BRAF mutant CRC Preclinical Data Supports the Combination of Azenosertib with Encorafenib and Cetuximab (BEACON Regimen) LS411N (BRAF mutant CRC model) Zentalis Data on File; 1. Kotsantis P, et al. Cancer Discov. 2018. Abbreviations: BRAF, V-Raf Murine Sarcoma Viral Oncogene Homolog B; CRC, colorectal cancer; EGFR, epidermal growth factor receptor Tu m or V ol um e (m m 3 ) Days Post Treatment Initiation 1500 1250 1000 750 500 250 0 -1 2 5 8 11 14 17 20 BRAF

44Abbreviations: BRAF, V-Raf Murine Sarcoma Viral Oncogene Homolog B; mCRC, metastatic colorectal cancer; EGFR, epidermal growth factor receptor; MTD, maximum tolerated dose; RP2D, recommended phase 2 dose; ORR, objective response rate; DOR, duration of response; DCR, disease control rate; PFS, progression free survival; TTP, time to progression; 2H, second half; 2L, second line ZN-c3-016: Phase 1/2 Trial in BRAF mCRC in Collaboration with Pfizer Key Eligibility: BRAF V600E mutated mCRC; Disease progression after 1 or 2 previous regimens for metastatic disease; Prior therapy may include BRAF and/or EGFR directed therapy (e.g., may have progressed after BEACON regimen) Encorafenib in combination with cetuximab (BEACON) is the standard of care for 2L treatment of BRAF V600E mCRC Phase 1: Safety, tolerability, MTD, RP2D Phase 2: Dose ExpansionPhase 1: Dose Finding Primary Objectives Phase 2: ORR, DOR, DCR, PFS, TTP Escalating Dose Levels of azenosertib + encorafenib + cetuximab N=up to 80 patients Initial data 2H 2024 BRAF NCT05743036

45 3 2 1 Abbreviations: IHC, immunohistochemistry; PARP, poly-ADP ribose polymerase; BRAF, V-Raf Murine Sarcoma Viral Oncogene Homolog B; EGFR, epidermal growth factor receptor; HRD, homologous recombination repair deficient Strong Rationale Supports Ongoing Clinical Development of Azenosertib in Cancers with High Genomic Instability Cyclin E1 status is predictive of azenosertib sensitivity in preclinical models • DENALI (ZN-c3-005) is prospectively evaluating CCNE1 amplification and Cyclin E1 IHC as potential patient enrichment strategies Azenosertib has monotherapy activity in multiple HRD models • MAMMOTH (ZN-c3-006) is evaluating monotherapy and combination with niraparib in PARP resistant, platinum resistant ovarian cancer Azenosertib enhances the efficacy of BRAF + EGFR inhibition in preclinical models of colorectal cancer • ZN-c3-016 is evaluating azenosertib in combination with encorafenib and cetuximab in BRAFV600E metastatic colorectal cancer

BCL-2 Inhibitor (ZN-d5) in Combination with Azenosertib Represents Opportunity to Address Acute Myeloid Leukemia Patients with Known Poor Prognosis and High Unmet Need

47 1. American Cancer Society. Cancer Facts & Figures 2023, SEER and ECIS. 2 Figures represent company best estimates based on US patients with conditions covered by the companies target indication. Sources DRG Clarivate, Kantar Health 3 Shimony, S, et al. Am J Hematol. 2023; 98(3): 502-526; 4 Maiti A, et al. The Cancer Journal 28(1) 2022 Abbreviations: CR, complete response; R/R, relapsed/refractory; OS, overall survival; AML, acute myeloid leukemia Relapsed/Refractory Acute Myeloid Leukemia Remains a Devastating Disease and Represents a Major Unmet Medical Need • Most common form of acute leukemia in adults; estimated 5-yr survival ~10% for patients ≥ 60 years old3 • 57% of patients either relapse after CR, are primary refractory, or die within 12 months3 • R/R patients have particularly dismal prognosis with median OS 3-6 months3 • BCL-2 inhibitors (e.g., venetoclax) are foundational treatments for AML4 33,000 Diagnosed 17,000 Deaths ~15,000 Relapsed or Refractory (R/R) 2023 US/EU5 Estimated New Cases and Patient Deaths1 2023 US/EU5 Drug Treatable2 AML

48 HL-60 (in vitro)HL-60 (in vitro) 1. Izadi H, et al. AACR 2022 Cancer Res (2022) 82 (12_supplement):2591; Data / Report On File, Zentalis Pharmaceuticals Combination of ZN-d5 and Azenosertib Results in Enhanced Apoptosis, DNA Damage and Synergistic Anti-Tumor Activity in an AML Model - - + - + - + + 6hr Cleaved- Caspase-3 ZN-d5 100 nM azenosertib 250 nM Caspase-3 Actin γH2AX Apoptosis DNA damage Synergistic effects seen at sub-efficacious doses of both agents Days Post Treatment Tu m or V ol um e (m m 3 ) Vehicle qdx 21 ZN-d5 50 mg/kg qdx 21 azenosertib 80 mg/kg qdx 21 ZN-d5 50 mg/kg + azenosertib 80 mg/kg qdx 21 Last Day of Treatment AML

49 Adapted from Heuser, Y. et. Al. Annals of Oncology 31 (6) 697-712 2020; Abbreviations: AML, acute myeloid leukemia; SCT, stem cell transplant Despite Recent Progress and Evolving Treatment Paradigm in AML, Many Patients Still Lack Treatment Options After Relapse 1st Relapse Chemo/SCT Ineligible: Without Actionable Mutation 2nd Relapse: After Mutation Directed Therapy AML Incidence (2021) US + EU5 = ~33,212 Relapsed/Refractory ~10,500 treatment eligible MaintenanceNewly Diagnosed: Front Line ~4,500 treatment eligible Unmet Need AML

50 ZN-d5-004C: Enrolling Phase 1/2 Study of ZN-d5 and Azenosertib in R/R AML Abbreviations: R/R, relapsed/refractory; AML, acute myeloid leukemia; RP2D, recommended Phase 2 dose; PK, pharmacokinetics; ORR, objective response rate; CR, complete response; CRi: complete response with incomplete count recovery; MLFS: morphologic leukemia free state; PR, partial response; CRh: complete response with partial hematologic recovery; DoR; duration of response; 2H, second half Key Eligibility: R/R AML; Must have received at least 1 prior line of therapy for AML NCT05682170 ZN-d5 + Azenosertib Dose Escalation Azenosertib Monotherapy Dose Escalation ZN-d5 + Azenosertib at Combination RP2D(s) Safety, tolerability, PK, RP2D(s) Azenosertib Monotherapy and ZN-d5 + Azenosertib Dose Escalation Combination Part A Dose Expansion Part B Endpoints ORR (CR + CRi + MLFS + PR); CRh; DoR Initial data 2H 2024 AML

Executing on the Franchise Potential of Azenosertib

52 2023 Milestones Achieved ZN-d5 BCL-2 Inhibitor Discovery 1Q 2023 Initiate enrollment in the BRAF mutant colorectal cancer BEACON regimen combination clinical trial in collaboration with Pfizer 1H 2023 Provide preclinical rationale for Cyclin E1 enrichment strategy at a scientific conference 1H 2023 Declare monotherapy RP2D and provide update on dose optimization activities, program timelines and potential paths to registration 1H 2023 Results from Phase 1b ovarian chemotherapy combination trial, including clinical translational data on Cyclin E1 amplification / overexpression 2H 2023 Update interim efficacy clinical data from monotherapy dose optimization in solid tumors 2H 2023 Update monotherapy program timelines and potential paths to registration 2H 2023 Provide interim clinical data and declare RP2D for Phase 1/2 monotherapy trial in amyloidosis 2H 2023 Provide preliminary data from clinical trial of azenosertib + ZN-d5 in relapsed/refractory acute myeloid leukemia 2023 Advance ongoing research on protein degrader programs of undisclosed targets Azenosertib WEE1 Inhibitor Revised to 2H 2024

53Abbreviations: 1H, first half; 2H second half; BRAF, V-Raf murine sarcoma viral oncogene homolog B; mCRC, metastatic colorectal cancer; PARPi, poly-ADP ribose polymerase inhibitor; R/R AML, relapsed or refractory acute myeloid leukemia; PROC, platinum resistant ovarian cancer; USC, uterine serous carcinoma; PSOC, platinum sensitive ovarian cancer; 1L, first line Upcoming Clinical Milestones Monotherapy Combinations 2H 2H Final results of Phase 1b azenosertib monotherapy trial in solid tumors (ZN-c3-001) Topline data from Phase 2 azenosertib monotherapy trial in PROC (DENALI, ZN-c3-005) 1H Topline data from Phase 2 azenosertib monotherapy trial in USC (TETON, ZN-c3-004) 2H 20252024 Final results of Phase 1 azenosertib + gemcitabine trial in osteosarcoma (ZN-c3-003) Initial data from Phase 1 azenosertib + BEACON regimen trial in BRAF mutant mCRC with Pfizer (ZN-c3-016) 1H Initiate clinical trial in PSOC in 1L maintenance settingTopline data from Phase 2 azenosertib, niraparib trial in post-PARPi PROC with GSK (MAMMOTH, ZN-c3-006) Initial data from Phase 1 azenosertib + ZN-d5 trial in R/R AML (ZN-d5-004C)

54Abbreviations: mPFS: median progression free survival; ORR, objective response rate; mPFS, median progression free survival; USC, uterine serous carcinoma; 1L, first line NDA, New Drug Application; Statements comparing azenosertib to other agents, not head-to-head comparisons Zentalis is Positioned for Success with Azenosertib Franchise • Monotherapy efficacy; 37% ORR and 6.5 months mPFS in heavily pretreated ovarian and USC • Efficacy and safety clearly differentiate azenosertib from other WEE1 inhibitors • Years ahead of other WEE1 inhibitors in development Potentially First- and Best-in- Class WEE1 Inhibitor • Planned trial as 1L maintenance in ovarian cancer offers potential to benefit greatest number of patients • Expanding to a broad array of tumor types in combination with targeted agents Clinical Strategy Supports Blockbuster Opportunity Multiple Near-Term Value Inflection Points • Readouts from 3 Phase 2 trials over next 18-24 months in addition to other data updates • Potential first NDA in 2026 • Supported by strong cash balance and runway into 2026

zentalis.com Kimberly Blackwell, M.D. Chief Executive Officer kblackwell@zentalis.com (212) 433-3787 Melissa Epperly Chief Financial Officer mepperly@zentalis.com (215) 290-7271 Corporate Office 1359 Broadway Suite 801 New York, NY 10018 Science Center 10275 Science Center Drive Suite 200 San Diego, CA 92121